UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2023, Rajiv Malik, President, informed Viatris Inc. (the “Company”) of his intention to retire from his executive role with the Company effective as of April 1, 2024. To support the transition of Mr. Malik’s substantial operating responsibilities given his significant tenure with the Company and primary responsibility for operation of the Company’s complex manufacturing and commercial platform for over 15 years, and to assist and support the Company’s new Chief Executive Officer, the Company requested and Mr. Malik agreed to consult with the Company on all operational matters. Mr. Malik has also agreed to remain a member of the Board of Directors. Mr. Malik’s currently outstanding equity awards will continue vesting during his service (or earlier upon certain qualifying terminations of Board or consulting service). Mr. Malik was not granted any additional awards or other compensation for his consulting services.

On October 20, 2023, the Company informed Anthony Mauro, President, Developed Markets, that he will depart from the Company effective as of April 1, 2024 as a result of an elimination of his position in connection with a realignment of the Company’s commercial function. Mr. Mauro will be eligible to receive severance benefits equal to two times his base salary and target bonus, subject to a release of claims and other customary conditions. Unvested equity awards that Mr. Mauro holds as of his separation will be forfeited, unless otherwise provided in the applicable award agreements.

Item 7.01	Regulation FD Disclosure.

On October 20, 2023, the Company issued a press release announcing Mr. Malik’s retirement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 20, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: October 20, 2023	By:	/s/ Sanjeev Narula
Sanjeev Narula
Chief Financial Officer